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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    October 31, 1996
                                                ------------------------------


 Garden State Newspapers, Inc.
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   (Exact name of registrant as specified in its charter)



 Delaware                                                           22-2675173
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(State or other jurisdiction    (Commission                      (IRS Employer
   of incorporation)            File Number)               Identification No.)



1560 Broadway, Suite 1450, Denver, CO                                   80202
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code      (303) 837-0886
                                                  ----------------------------


                                      N/A
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             (Former name or former address, if changed since last
                                   report.)


                                Amendment No. 1

         The Company's current report on Form 8-K, dated November 13, 1996, is hereby amended and supplemented as follows.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


The following Financial Statements and Pro Forma Financial Information are hereby filed as a part of this report.


(a)      Financial Statements of Business Acquired

         (1) Audited combined financial statements of the operations and the assets acquired and liabilities assumed in conjunction with the October 31, 1996, acquisition of the Pasadena Star-News, Whittier Daily Review, San Gabriel Valley Tribune, Times Standard, The Evening Sun and various related publications for the nine months ended September 28, 1996 and years ended December 30, 1995 and December 31, 1994, respectively.


(b)      Pro Forma Financial Information (Unaudited)

         (1) Pro forma condensed consolidated balance sheet as of September 30, 1996.

         (2) Pro forma condensed consolidated statement of operations for the three months ended September 30, 1996 and the year ended June 30, 1996.

                         GARDEN STATE NEWSPAPERS, INC.
                   UNAUDITED PRO FORMA FINANCIAL INFORMATION



The accompanying unaudited pro forma consolidated statements of operations for the three months ended September 30, 1996, and the year ended June 30, 1996, give effect to the acquisition of substantially all the assets and liabilities used in publishing the Pasadena Star-News, Whittier Daily News, San Gabriel Valley Tribune, Times- Standard, The Evening Sun and various related publications, collectively referred to as the "Acquisition," as if the Acquisition had occurred on July 1, 1996 and July 1, 1995, respectively.

These pro forma statements are not necessarily indicative of the future operations or of the consolidated results of operations had the Acquisition actually taken place on July 1, 1996 or July 1, 1995. The pro forma financial information should be read in conjunction with the Company's historical financial statements and notes thereto appearing in the Company's Forms 10-K and 10-Q for the periods ending June 30, 1996 and September 30, 1996, respectively.

                 GARDEN STATE NEWSPAPERS, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                               September 30, 1996
                             (Amounts in Thousands)

                           ASSETS                                                   Acquisition
                                                                                        and
                                                                            As       Pro Forma
                                                                      Reported      Adjustments        Pro Forma
                                                                    ------------    ------------      ------------
CURRENT ASSETS
  Cash and cash equivalents .....................................   $      2,630    $          4      $      2,634
  Accounts receivable, less allowance
   for doubtful accounts ........................................         27,496           6,001            33,497
  Inventories of newsprint and supplies .........................          4,347           1,153(a)          5,500
  Prepaid expenses and other assets .............................          3,906             207             4,113
                                                                    ------------    ------------      ------------
      TOTAL CURRENT ASSETS ......................................         38,379           7,365            45,744
PROPERTY, PLANT AND EQUIPMENT
  Land ..........................................................          5,184           2,678(b)          7,862
  Buildings and improvements ....................................         32,702           6,935(b)         39,637
  Machinery and equipment .......................................         89,408          28,852(b)        118,260
                                                                    ------------    ------------      ------------
      Total Property, Plant and Equipment .......................        127,294          38,465           165,759
  Less accumulated depreciation and amortization ................        (52,274)          --   (c)        (52,274)
                                                                    ------------    ------------      ------------
      Net Property, Plant and Equipment .........................         75,020          38,465           113,485
OTHER ASSETS
  Investment in partnership .....................................          6,091            --               6,091
  Subscriber accounts, net of accumulated
   amortization .................................................         42,565          16,200(b)         58,765
  Excess of cost over fair value of net assets acquired,
   net of accumulated amortization ..............................         65,252          75,192(d)        140,444
  Covenants not to compete and other identifiable
   intangible assets, net of accumulated amortization ...........          8,025            --               8,025
  Other .........................................................          1,896            --               1,896
                                                                    ------------    ------------      ------------
      TOTAL OTHER ASSETS ........................................        123,829          91,392           215,221
                                                                    ------------    ------------      ------------
TOTAL ASSETS ....................................................   $    237,228    $    137,222      $    374,450
                                                                    ============    ============      ============





            See notes to unaudited pro forma financial information.

                 GARDEN STATE NEWSPAPERS, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                               September 30, 1996
                                 (In Thousands)

                                                                 Acquisition
                                                                    and
                                                     As          Pro Forma
                                                  Reported       Adjustments      Pro Forma
                                                ------------    ------------      ------------
   LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
  Trade accounts payable ....................   $      5,183    $        449      $      5,632
  Accrued liabilities .......................         17,656           4,470 (e)        22,126
  Unearned income ...........................          6,984           2,353             9,337
  Income taxes ..............................            488            --                 488
  Current portion of long-term debt and
    capital lease obligation ................         11,237          10,000 (f)        21,237
                                                ------------    ------------      ------------
      TOTAL CURRENT LIABILITIES .............         41,548          17,272            58,820
LONG-TERM DEBT AND CAPITAL LEASE
 OBLIGATION .................................        199,204         119,950 (g)       319,154
OTHER LIABILITIES ...........................          6,320            --               6,320
DEFERRED INCOME TAXES .......................         11,686            --              11,686
SHAREHOLDERS' DEFICIT
  Common stock ..............................              1            --                   1
  Additional paid in capital ................         78,570            --              78,570
  Deficit ...................................       (100,101)           --            (100,101)
                                                ------------    ------------      ------------
    TOTAL SHAREHOLDERS' DEFICIT .............        (21,530)           --             (21,530)
                                                ------------    ------------      ------------

TOTAL LIABILITIES AND SHAREHOLDERS'
    DEFICIT .................................   $    237,228    $    137,222      $    374,450
                                                ============    ============      ============



            See notes to unaudited pro forma financial information.





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                GARDEN STATE NEWSPAPERS, INC. AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                    Three Months Ended September 30, 1996
                                (In Thousands)



                                                                 Acquisition
                                                                    and
                                                     As          Pro Forma
                                                  Reported       Adjustments       Pro Forma
                                                ------------    ------------       ------------
OPERATING REVENUES ..........................   $     61,080    $     16,974       $     78,054

COST AND EXPENSES
  Cost of sales .............................         23,568           5,560(a)(c)(e)    29,128
  Selling, general, and administrative ......         26,518           6,957(b)(c)(d)    33,475
  Depreciation and amortization .............          5,138           1,613(f)           6,751
  Interest expense ..........................          6,334           2,477(g)           8,811
    Other, (net) ............................            207           --                   207
                                                ------------    ------------       ------------
      TOTAL COST AND EXPENSES ...............         61,765          16,607             78,372
                                                ------------    ------------       ------------
INCOME (LOSS) BEFORE INCOME
  TAXES .....................................           (685)            367               (318)
INCOME TAX EXPENSE ..........................            (53)            (16)(h)            (69)
                                                ------------    ------------       ------------
NET INCOME (LOSS) ...........................   $       (738)   $        351       $       (387)
                                                ============    ============       ============




            See notes to unaudited pro forma financial information.





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                GARDEN STATE NEWSPAPERS, INC. AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                           Year Ended June 30, 1996
                                (In Thousands)




                                                                    Acquisition
                                                                       and
                                                      As            Pro Forma
                                                   Reported         Adjustments          Pro Forma
                                                --------------    --------------       --------------
OPERATING REVENUES ..........................   $      245,430    $       68,912       $      314,342

COST AND EXPENSES
  Cost of sales .............................           98,469            28,700(a)(c)(e)     127,169
  Selling, general, and administrative ......          102,238            24,611(b)(c)(d)     126,849
  Depreciation and amortization .............           21,841             6,453(f)            28,294
  Interest expense ..........................           27,414             9,909(g)            37,323
    Other, (net) ............................            4,511              --                  4,511
                                                --------------    --------------       --------------
      TOTAL COST AND EXPENSES ...............          254,473            69,673              324,146

GAIN ON SALE OF NEWSPAPER PROPERTY ..........            8,291              --                  8,291
                                                --------------    --------------       --------------
LOSS BEFORE INCOME TAXES ....................             (752)             (761)              (1,513)
INCOME TAX BENEFIT ..........................            2,012              --  (h)             2,012
                                                --------------    --------------       --------------
NET INCOME (LOSS) ...........................   $        1,260    $         (761)      $          499
                                                ==============    ==============       ==============





            See notes to unaudited pro forma financial information.

                         GARDEN STATE NEWSPAPERS, INC.
               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION


NOTE 1:        UNAUDITED PRO FORMA BALANCE SHEETS

          (a) Adjust newsprint inventory to the Company's historical cost during the applicable period.

          (b) Record property, plant and equipment and subscriber lists at their estimated fair market value at the date of acquisition.

          (c) Eliminate historical accumulated depreciation on the plant and equipment acquired.

          (d) Record the excess of cost over the fair market value of assets acquired.

          (e) Accrued liabilities has been adjusted to accrue the estimated organization, closing and other cost associated with completing the Acquisition.

          (f) Record the current portion of long-term debt incurred in the Acquisition.

          (g) Record long-term debt incurred in the Acquisition, net of the current portion.


NOTE 2:        UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS

          (a) Adjust cost of sales to reflect the newsprint saving of adjusting the web width of the presses to 50 inches and to reflect the Company's historical cost of newsprint.

          (b) Pension expense was eliminated as the pension plan was not acquired and no new defined benefit pension plan will be installed at any of the acquired newspapers.

          (c) Certain personnel who were employed by the newspapers prior to acquisition were not hired or replaced by Garden State subsequent to the acquisition. Accordingly, the cost of employing these individuals has been eliminated.

          (d)  Certain excessive executive bonuses have been eliminated.

          (e) Effective with the acquisition certain cost savings have been implemented with respect to the acquired newspapers including the cost of acquiring plates, comics, TV books and Sunday magazines. The cost savings have been reflected as a pro forma adjustment.


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                         GARDEN STATE NEWSPAPERS, INC.
         NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION--CONTINUED


NOTE 2:        UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS--CONTINUED

          (f) Depreciation and amortization expense of the acquired assets has been adjusted to reflect the fair market value of the acquired assets and the useful lives assigned to these assets.

          (g) Interest expense has been adjusted to reflect the borrowings and rates of debt utilized in the acquisition of the assets.

          (h) Income taxes reflect the estimated state taxes that would be due if Garden State had owned the acquired newspapers during the pro forma periods presented. Historical income taxes have been eliminated.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  GARDEN STATE NEWSPAPERS, INC.


Date: January 13, 1997                            By: /s/ Joseph J. Lodovic, IV
                                                     -------------------------
                                                     Joseph J. Lodovic, IV
                                                     Executive Vice President,
                                                     Chief Financial Officer



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                           EXHIBIT INDEX
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99.1            Combined Financial Statements
                Acquired Newspapers (Formerly Divisions of
                Thomson Newspapers Inc.)